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                      UNITED STATES SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 27, 2004
                               (AUGUST 25, 2004)



                           OMNI ENERGY SERVICES CORP.
             (Exact name of registrant as specified in its charter)



         LOUISIANA                     0-23383                   72-1395273
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)


                              4500 NE INTERSTATE 49
                            CARENCRO, LOUISIANA 70520
               (Address of principal executive offices) (Zip Code)

                                 (337) 896-6664
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
STANDARD; TRANSFER OF LISTING

     On August 25, 2004, OMNI Energy Services Corp. (the "Company") received a Nasdaq Staff Determination indicating that the Company had failed to timely file its quarterly report on Form 10-Q for the period ending June 30, 2004, as required by Nasdaq Marketplace Rule 4310(c)(14), and that the Company's common stock is therefore subject to delisting from The Nasdaq Stock Market. Marketplace rules permit the Company to request a hearing to review the Staff's determination. However, Nasdaq has notified the Company that, based on the Company's filing of the Form 10-Q, on August 26, 2004 the Company's is in compliance with the Rule and, accordingly, the matter is closed.

ITEM 8.01 OTHER EVENTS

     The Company disclosed in its Form 10-Q that, as a result of the late filing of the Form 10-Q, the Company was in technical default of its registration obligations with respect to its 6.5% Subordinated Convertible Debentures ("Debentures"). With the filing of the Form 10-Q on August 26, 2004, the technical default has been cured. The Company is currently in compliance with all provisions of the Debentures.

     The Company issued a press release related to this matter on August 27, 2004. The press release is filed herewith as Exhibit 99.1.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits:


     Exhibit
     Number    Description
     -------   -----------


     99.1      Press Release dated August 27, 2004















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       OMNI ENERGY SERVICES CORP.

Dated:  August 27, 2004

                                       By: /s/ Deborah C. DeRouen
                                           -------------------------------------
                                               Deborah C. DeRouen
                                               Chief Accounting Officer


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                                  EXHIBIT INDEX

     Exhibit
     Number    Description
     -------   -----------

    99.1      Press Release dated August 27, 2004